                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (Date of earliest event reported): December 4, 1996 (January 3,
                                                  1996)


                            SPIEKER PROPERTIES, L.P.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                  33-98372-01               94-3188774
-------------------------------       -----------            -------------------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)



  2180 SAND HILL ROAD, MENLO PARK, CA                                    94025
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip code)



                                 (415) 854-5600
                                -----------------
              (Registrant's telephone number, including area code)

                            SPIEKER PROPERTIES, L.P.
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

ITEM 5.    OTHER EVENTS

The following operating properties were or are to be acquired by Spieker Properties, L.P. from unrelated parties between July 12, 1996, and December 31, 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" and collectively referred to as the "Company"):

Three Property Acquisitions

Stadium Plaza, a 769,003 square foot thirty-nine-building industrial project located in Anaheim, California, was acquired on August 28, 1996, for $38.4 million.

Central Park Plaza, a 305,918 square foot six-building office project located in San Jose, California, is under contract to be acquired and this acquisition is expected to be completed in late 1996 for $34.0 million.

Mission Land Company Office Portfolio, which consists of two projects -- One Lakeshore Centre, a 175,840 square foot office building located in Ontario, California, and Corona Corporate Center, a 46,227 square foot office building located in Corona, California -- is under contract to be acquired and this acquisition is expected to be completed in late 1996 for $22.8 million.

Five Acquired Properties

MacArthur Park, a 93,158 square foot four-building industrial project located in Santa Ana, California, was acquired on August 19, 1996, for $6.2 million.

Fairchild Corporate Center, a 104,973 square foot office building located in Irvine, California, was acquired on August 28, 1996, for $10.1 million.

Charcot Business Center, a 163,370 square foot four-building industrial project located in San Jose, California, was acquired on October 22, 1996, for $11.9 million.

New York Life Portfolio, which consists of two projects -- Airport Service Center, a 36,310 square foot industrial building located in Burlingame, California, and Kifer Road Industrial Park, a 287,300 square foot four-building industrial project located in Sunnyvale, California -- was acquired on November 1, 1996, for $16.8 million.

One Pacific Plaza, a 94,540 square foot office building and two restaurants totaling 17,100 square feet located in Huntington Beach, California, was acquired on November 8, 1996, for $10.1 million.

The properties were or are to be acquired using funds provided by the Company's unsecured revolving line of credit and the issuance of unsecured investment grade rated debt.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on industrial and suburban office property in California and the Pacific Northwest. In assessing the properties acquired, the Company considered current operations, including occupancy levels, rental rates, expenses and ongoing capital requirements. Further, the Company's management considered the rental market for the type and location of the acquired property and, where applicable, the cost of building improvements.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited and unaudited historical and pro forma financial information concerning these properties is provided in Item 7 of this Current Report on Form 8-K.

In aggregate, the Company will have acquired eight properties during the period from July 12, 1996, to December 31, 1996. The combined financial statement of the properties listed under the section "Three Property Acquisitions" above for the year ended December 31, 1995, has been audited, whereas the combined financial statement for these properties for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition has not been audited. The properties listed under the section "Five Acquired Properties" above represent the remainder of properties acquired by the Company during the period from July 12, 1996, to November 8, 1996, and the combined financial statements related to these properties have not been audited.

The following operating properties and mortgages secured by operating properties have been acquired by the Operating Partnership from January 1, 1996, through July 11, 1996, and have been previously reported on current reports on Form 8-K dated June 18, 1996, and July 15, 1996:

Six Acquired Properties and Two Investments in Mortgages

Bayside Corporate Center, an 84,925 square foot two-building office project located in Foster City, California, was acquired on January 3, 1996, for $10.0 million.

San Jose Airport Office Center and 1735 North First Street, two mortgages secured by four office buildings located in San Jose, California, were acquired on January 31, 1996, for $14.3 million.

Everett Industrial, a 150,154 square foot industrial building located in Everett, Washington, was acquired on March 20, 1996, for $7.4 million.

Carmel Valley Centre I & II, a 106,921 square foot two-building office project located in San Diego, California, was acquired on April 1, 1996, for $14.0 million.

2290 North First Street, a 75,680 square foot office building located in San Jose, California, was acquired on May 1, 1996, for $6.0 million.

Everett 526, a 97,523 square foot two-building light industrial project located in Everett, Washington, was acquired on May 21, 1996, for $4.3 million.

10700 Northup Building, a 55,854 square foot office building located in Bellevue, Washington, was acquired on May 28, 1996, for $4.6 million.

Three Acquired Properties

Benicia Industrial I & II, a 1,827,269 square foot seventeen-building industrial project located in Benicia, California, was acquired on January 31, 1996, for $41.1 million.

Port of Oakland, a 199,733 square foot light industrial building located in Oakland, California, was acquired on May 22, 1996, for $6.8 million.

Doolittle Drive, a 113,196 square foot industrial building located in San Leandro, California, was acquired on May 23, 1996, for $3.5 million.

Two Acquired Properties

Dove Street, a 78,052 square foot office building located in Newport Beach, California, was acquired on June 27, 1996, for $7.9 million.

Fidelity Plaza, a 77,453 square foot two-building office project located in Sacramento, California, was acquired on July 1, 1996, for $5.0 million.

City Portfolio

The City, a 595,056 square foot four-building office project located in Orange, California, was acquired on July 11, 1996, for $34.4 million. One of the four buildings representing 165,300 square feet was vacant during 1995 and at the time of acquisition. This vacant building will be repositioned and treated as a development project.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.



(a)     (i)    Combined Statements of Revenues and Certain Expenses for the
               Three Property Acquisitions

               Report of Independent Public Accountants

               Combined Statements of Revenues and Certain Expenses for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition (unaudited) and for the year ended December 31, 1995

               Notes to Combined Statements of Revenues and Certain Expenses for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition (unaudited) and for the year ended December 31, 1995

        (ii) Combined Statements of Revenues and Certain Expenses for the Five Acquired Properties

               Unaudited Combined Statements of Revenues and Certain Expenses for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition and for the year ended December 31, 1995

               Notes to Unaudited Combined Statements of Revenues and Certain Expenses for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition and for the year ended December 31, 1995

(b)     Pro Forma Financial Information

               Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

               Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1996, and for the year ended December 31, 1995

               Notes and adjustments to Pro Forma Condensed Consolidated Financial Statements

               As Adjusted Condensed Consolidated Statement of Operations for the year ended December 31, 1995

               Notes and adjustments to As Adjusted Condensed Consolidated Statement of Operations

(c)     Exhibits

               None

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the General Partner of Spieker Properties, L.P.:


         We have audited the accompanying combined statement of revenues and certain expenses of the Three Property Acquisitions, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated December 4, 1996, and is not intended to be a complete presentation of the combined revenues and expenses of the Three Property Acquisitions.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Three Property Acquisitions for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




San Francisco, California                                ARTHUR ANDERSEN LLP
October 29, 1996

                            SPIEKER PROPERTIES, L.P.

            COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1996, TO THE EARLIER OF
             SEPTEMBER 30, 1996, OR DATE OF ACQUISITION (Unaudited)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

                                                  January 1, 1996,
                                                  to the earlier of
                                                 September 30, 1996,         Year Ended
                                               or Date of Acquisition    December 31, 1995
                                               ----------------------    -----------------
                                                     (unaudited)
RENTAL REVENUES                                       $  8,902                $ 12,314

CERTAIN EXPENSES
  Rental Expenses                                        2,524                   3,074
  Real estate taxes                                        682                     937
                                                      --------                --------
                                                         3,206                   4,011
                                                      --------                --------

REVENUES IN EXCESS OF CERTAIN EXPENSES                $  5,696                $  8,303
                                                      ========                ========

   The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, L.P.

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1996, TO THE EARLIER OF
             SEPTEMBER 30, 1996, OR DATE OF ACQUISITION (Unaudited)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)


1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties Acquired

     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the operations of the Three Property Acquisitions (the "Properties") acquired or to be acquired by Spieker Properties, L.P. from July 12, 1996, through December 31, 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively referred to as the "Company").

      Property Name                Location                 Description
      --------------               --------                 -----------
      Stadium Plaza               Anaheim, California       Nine multi-tenant industrial buildings totaling
                                                              202,171 square feet, Thirty free-standing single-
                                                              tenant industrial buildings totaling 566,832 square
                                                              feet

      Central Park Plaza          San Jose, California      Six multi-tenant office buildings totaling 305,918
                                                              square feet
      Mission Land Company
        Office Portfolio:

        One Lakeshore Ctr.        Ontario, California       One multi-tenant office building totaling 175,840
                                                              square feet

        Corona Corporate Ctr.     Corona, California        One multi-tenant office building totaling 46,227
                                                              square feet

     Basis of Presentation

     The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     The financial information presented for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.   Leasing Activity:

     The minimum future rental revenues due under noncancelable operating leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

             Year                          Amount
             ----                        ---------
             1996 (three months)         $   2,985
             1997                            9,754
             1998                            7,789
             1999                            5,564
             2000                            4,474
             2001                            2,961
             Thereafter                      6,048
                                         ---------
                                         $  39,575
                                         =========

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $701 for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition (unaudited) and $940 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, L.P.


         UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                        FOR THE FIVE ACQUIRED PROPERTIES
             FOR THE PERIOD FROM JANUARY 1, 1996, TO THE EARLIER OF
                   SEPTEMBER 30, 1996, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

                                                   January 1, 1996,
                                                  to the earlier of
                                                  September 30, 1996,         Year Ended
                                                or Date of Acquisition     December 31, 1995
                                                ----------------------     -----------------
RENTAL REVENUES                                       $    5,603              $    6,826


CERTAIN EXPENSES
    Rental expenses                                        1,176                   1,845
    Real estate taxes                                        373                     576
                                                      ----------              ----------
                                                           1,549                   2,421
                                                      ----------              ----------

RENTAL REVENUE IN EXCESS OF CERTAIN EXPENSES          $    4,054              $    4,405
                                                      ==========              ==========

   The accompanying notes are an integral part of these unaudited, combined statements.

                            SPIEKER PROPERTIES, L.P.
     NOTES TO UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                        FOR THE FIVE ACQUIRED PROPERTIES
             FOR THE PERIOD FROM JANUARY 1, 1996, TO THE EARLIER OF
                   SEPTEMBER 30, 1996, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)



1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties Acquired
     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of five properties (the "Properties") acquired by Spieker Properties, L.P. during the period from July 12, 1996, to November 8, 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively referred to as the "Company").

      Property Name                Location                 Description
      -------------                --------                 -----------
      MacArthur Park               Santa Ana, California    Four multi-tenant industrial buildings totaling 93,158
                                                              square feet

      Fairchild Corporate Ctr      Irvine, California       One multi-tenant office building totaling 104,973
                                                              square feet
      New York Life Portfolio:

        Airport Service Center     Burlingame, California   One single-tenant industrial building totaling 36,310
                                                              square feet

        Kifer Rd Industrial Park   Sunnyvale, California    Four single-tenant industrial buildings totaling
                                                               287,300 square feet

      Charcot Business Center      San Jose, California     Four multi-tenant industrial buildings totaling
                                                              163,370 square feet

      One Pacific Plaza            Huntington Beach,        One multi-tenant office building totaling 94,540
                                   California                 square feet and two restaurants totaling 17,100
                                                              square feet

     Basis of Presentation

     The accompanying combined statements of revenue and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.   Leasing Activity:

     The minimum future rental revenues, due under noncancelable operating leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

                        Year                  Amounts
                        ----                  --------
                        1996 (three months)   $  1,143
                        1997                     4,382
                        1998                     2,599
                        1999                     1,479
                        2000                       689
                        2001                       102
                        Thereafter                   -
                                              --------
                        Total                 $ 10,394
                                              ========

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $676 for the period from January 1, 1996, to the earlier of September 30, 1996, or date of acquisition and $692 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, L.P.

                         PRO FORMA FINANCIAL INFORMATION





The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1996, reflects the incremental effect of the acquired properties and mortgages (collectively, the "Acquired Properties and Mortgages") described in Item 5 as if the acquisitions occurring after September 30, 1996, had occurred on September 30, 1996. The accompanying unaudited, pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996, and the year ended December 31, 1995, reflect the incremental effect of
(i) the January and July, 1996, unsecured investment grade rated debt issuance (the "Notes Offering") during 1996, (ii) the February 28, 1996, Common Stock offering and concurrent offering (collectively, the "Offerings"), and the application of the net proceeds therefrom and (iii) the Acquired Properties and Mortgages described in Item 5 as if such transactions and acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and its Annual Report on Form 10-K/A for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties and Mortgages, Offerings and Notes Offering.

The accompanying unaudited, as adjusted condensed consolidated statement of operations for the year ended December 31, 1995, has been prepared to reflect
(i) the Offerings and the application of the net proceeds therefrom, (ii) the incremental effect of the acquisition of 17 properties during 1995 and three properties and two mortgages in January 1996, (iii) the conversion of the secured line of credit to an unsecured facility in November 1995, (iv) the Notes Offerings during 1995 and January of 1996 and (v) the issuance of Series B Preferred Stock during 1995, as if such transactions had all occurred on January 1, 1995. This unaudited statement should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 1995. In the opinion of management, the unaudited as adjusted condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Offerings, the property acquisitions, the Notes Offerings and the preferred stock offering.

These pro forma and as adjusted statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                            SPIEKER PROPERTIES, L.P.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                        (unaudited, dollars in thousands)

                                                          Acquired
                                     Historical (a)      Properties         Pro Forma
                                     -------------       -----------       -----------
ASSETS
Investment in real estate, net         $ 1,214,936       $    95,600(b)    $ 1,310,536
Cash and cash equivalents                   24,541                 -            24,541
Deferred financing and leasing
  costs, net                                16,686                 -            16,686
Other assets                                13,727                 -            13,727
                                       -----------       -----------       -----------
    Total assets                       $ 1,269,890       $    95,600       $ 1,365,490
                                       ===========       ===========       ===========

LIABILITIES
Mortgage loans                         $    47,301       $         -       $    47,301
Unsecured line of credit                    39,000            95,600(c)        134,600
Unsecured notes                            510,000                 -           510,000
Other liabilities                           70,454                 -            70,454
                                       -----------       -----------       -----------
    Total liabilities                      666,755            95,600           762,355
                                       -----------       -----------       -----------

MINORITY INTEREST                           (1,257)                -            (1,257)
                                       -----------       -----------       -----------

    PARTNERS' CAPITAL                      604,392                 -           604,392
                                       -----------       -----------       -----------

                                       $ 1,269,890       $    95,600       $ 1,365,490
                                       ===========       ===========       ===========

  The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
             unaudited, dollars in thousands, except per share data)

                                                                                       Acquired
                                                                                      Properties         Other
                                                    Historical (a)  Notes Offering   and Mortgages    Adjustments      Pro Forma
                                                    --------------  --------------   -------------    -----------     -----------
REVENUES
  Rental income                                        $   142,131   $         -      $    21,661(e)  $         -     $   163,792
  Interest and other income                                  3,026             -               90(e)            -           3,116
                                                       -----------   -----------      -----------     -----------     -----------
  Total revenue                                            145,157             -           21,751               -         166,908
                                                       -----------   -----------      -----------     -----------     -----------

OPERATING EXPENSES
  Rental expenses                                           24,351             -            5,944(e)            -          30,295
  Real estate taxes                                         11,292             -            1,724(e)            -          13,016
  Interest expense, including amortization of
    finance costs
                                                            26,443         6,924(d)             -           4,452(f)       37,819
  Depreciation and amortization                             27,373             -            2,948(g)            -          30,321
  General and administrative and other expenses              7,491             -                -               -           7,491
                                                       -----------   -----------      -----------     -----------     -----------
      Total operating expenses                              96,950         6,924           10,616           4,452         118,942
                                                       -----------   -----------      -----------     -----------     -----------
Income from operations before disposal of real
    estate and minority interests                           48,207        (6,924)          11,135          (4,452)         47,966
                                                       -----------   -----------      -----------     -----------     -----------
DISPOSAL OF REAL ESTATE PROPERTIES
  Loss on sale                                              (1,483)            -                -               -          (1,483)
                                                       ------------  -----------      -----------     -----------     -----------

Income from operations before minority interests            46,724        (6,924)          11,135          (4,452)         46,483
                                                       -----------   -----------      -----------     -----------     -----------

Minority interests share in net income                          (6)            -                -               -              (6)
                                                       -----------   -----------      -----------     -----------     -----------

Net income                                             $    46,718   $    (6,924)     $    11,135     $    (4,452)    $    46,477
                                                       ===========   ===========      ===========     ===========     ===========

Net income per operating partnership unit              $      1.11                                                    $      1.07
                                                       ===========                                                    ===========

Weighted average operating partnership units            42,049,446                                                     43,497,648
outstanding                                            ===========                                                    ===========

  The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           SPIEKER PROPERTIES, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
              (unaudited, dollars in thousands, except share data)

                                                                              Acquired           Other
                                                       As Adjusted (h)       Properties       Adjustments       Pro Forma
                                                       ---------------      -----------       -----------      -----------
REVENUES
  Rental income                                            $   168,088      $    33,208(e)    $         -      $   201,296
  Interest and other income                                      5,860               33(e)              -            5,893
                                                           -----------      -----------       -----------      -----------
    Total Revenues                                             173,948           33,241                 -          207,189
                                                           -----------      -----------       -----------      -----------

OPERATING EXPENSES
  Rental expenses                                               28,769            9,812(e)              -           38,581
  Real estate taxes                                             13,506            2,681(e)              -           16,187
  Interest expense                                              32,438           11,580(d)          7,352(f)        51,370
  Depreciation and amortization                                 34,516            5,740(g)              -           40,256
  General and administrative and other expenses                  8,533                -                 -            8,533
                                                           -----------      -----------       -----------      -----------
    Total operating expenses                                   117,762           29,813             7,352          154,927
                                                           -----------      -----------       -----------      -----------

Income from operations before minority interests                56,186            3,428            (7,352)          52,262
                                                           -----------      -----------       -----------      -----------

Minority interests share of net income                             109                -                 -              109
                                                           -----------      -----------       -----------      -----------

Net income                                                 $    56,295      $     3,428       $    (7,352)     $    52,371
                                                           ===========      ===========       ===========      ===========

Net income per operating partnership unit                  $      1.30                                         $      1.20
                                                           ===========                                         ===========

Weighted average operating partnership units                43,389,241                                          43,497,648
outstanding                                                ===========                                         ===========

  The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        (unaudited, dollars in thousands)

(a) Reflects historical financial information of the Company as of September 30, 1996, and for the nine months ended September 30, 1996, excluding extraordinary items.

(b) Reflects the cost basis of the properties acquired subsequent to September 30, 1996.

              Property                   Acquisition Date           Cost
              --------                   ----------------           ----
              Charcot Business Center    October 22, 1996       $  11,900
              New York Life Portfolio    November 1, 1996          16,800
              One Pacific Plaza          November 8, 1996          10,100
              Central Park Plaza         December 13, 1996*        34,000
              Mission Land Company
                Office Portfolio         December 13, 1996*        22,800
                                                                ---------
                                                                $  95,600
                                                                =========

           *  Estimated Closing Date

(c) Represents borrowings on the Company's unsecured line of credit to fund the acquisitions subsequent to September 30, 1996.

(d) Represents the incremental interest expense resulting from the $250,000 of Notes Offerings in January and July 1996. The net proceeds were used to repay borrowings on the Company's unsecured line of credit. The notes bear interest at various rates from 6.90% to 8.00%. The impact of the Notes offerings for 1995 is included in the "As Adjusted" column. See the as adjusted condensed consolidated statement of operations for the year ended December 31, 1995.

(e) Reflects incremental effect of the Acquired Properties and Mortgages.

                                             January 1, 1996, to the Earlier of September 30, 1996, or Date of Acquisition
                                             -----------------------------------------------------------------------------
                              Six Acquired
                             Properties and
                            Two Investments                  Three Acquired  Two Acquired  Five Acquired  Three Property
                              in Mortgages   City Portfolio   Properties     Properties     Properties     Acquisitions   Adjustment
                              ------------   --------------   ----------     ----------     ----------     ------------   ----------
Revenues
  Rental revenues                 $  1,688       $2,844        $ 1,632        $   992         $5,603         $8,902        $21,661
  Interest and other income             82            -              -              8              -              -             90
                                  --------      -------        -------        -------        -------        -------        -------
                                     1,770        2,844          1,632          1,000          5,603          8,902         21,751
                                  --------      -------        -------        -------        -------        -------        -------
Certain Expenses
  Rental expenses                      421        1,166            165            492          1,176          2,524          5,944
  Real estate taxes                    245          215            156             53            373            682          1,724
                                  --------      -------        -------        -------        -------        -------        -------
                                       666        1,381            321            545          1,549          3,206          7,668
                                  --------      -------        -------        -------        -------        -------        -------
Revenues in excess of
  certain                         $  1,104      $ 1,463        $ 1,311        $   455        $ 4,054        $ 5,696        $14,083
  expenses                        ========      =======        =======        =======        =======        =======        =======

                                                                          Year Ended December 31, 1995
                                                                          ----------------------------
                              Six Acquired       Less
                             Properties and   Previously
                             Two Investments   Reported                       Three Acquired   Two Acquired   Five Acquired
                              in Mortgages    Acquisitions   City Portfolio     Properties      Properties      Properties
                              ------------    ------------   --------------     ----------      ----------      ----------
Revenues
  Rental revenues                 $ 6,787       $(5,072)         $5,298          $ 5,335         $ 1,720         $ 6,826
  Interest and other income         1,777        (1,777)              -                -              33               -
                                  -------       -------         -------          -------         -------         -------
                                    8,564        (6,849)          5,298            5,335           1,753           6,826
                                  -------       -------         -------          -------         -------         -------
Certain Expenses
  Rental expenses                   1,534          (867)          2,592              601           1,033           1,845
  Real estate taxes                   558          (610)            509              568             143             576
                                  -------       -------         -------          -------         -------         -------
                                    2,092        (1,477)          3,101            1,169           1,176           2,421
                                  -------       -------         -------          -------         -------         -------
Revenues in excess of
  certain expenses                $ 6,472       $(5,372)        $ 2,197          $ 4,166         $   577         $ 4,405
                                  =======       =======         =======          =======         =======         =======
                               Three Property
                                Acquisitions    Adjustment
                                ------------    ----------
Revenues                          $12,314         $33,208
  Rental revenues                       -              33
  Interest and other income       -------         -------
                                   12,314          33,241
                                  -------         -------

Certain Expenses                    3,074           9,812
  Rental expenses                     937           2,681
  Real estate taxes               -------         -------
                                    4,011          12,493
                                  -------         -------

Revenues in excess of             $ 8,303         $20,748
  certain expenses                =======         =======

    The previously reported acquisitions consist of two properties and two investments in mortgages acquired prior to the Offerings. The 1995 revenues and certain expenses of the two properties and two mortgages are included in the "As Adjusted" column. See the as adjusted condensed consolidated statement of operations for the year ended December 31, 1995.

(f) Reflects a net increase in interest expense consisting of (i) an increase due to the incremental effects of borrowings on the unsecured line of credit used to fund property acquisitions and (ii) a reduction in interest expense resulting from repayment of borrowings on the unsecured line of credit with proceeds from the Offerings. The interest effect has been calculated based on an assumed rate of 6.95%.

(g) Reflects the incremental depreciation of the Acquired Properties based upon asset lives of 40 years.

(h) See the unaudited, as adjusted condensed consolidated statement of operations of the Company for the year Ended December 31, 1995, contained herein. This statement corresponds to the unaudited, pro forma condensed consolidated statement of operations to the year ended December 31, 1995, presented in the Prospectus Supplement dated February 28, 1996.

(i) The Company's pro forma taxable income for the 12 month period ended September 30, 1996, is approximately $77,000, which has been calculated as pro forma income from operations before minority interests for the same period of approximately $60,000 plus GAAP depreciation and amortization of approximately $40,000 less tax basis depreciation and amortization and other tax differences of approximately $23,000.

                           SPIEKER PROPERTIES, L.P.


          AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                 (unaudited, in thousands, except share data)

                                                                                           Series B       Repayment
                                                                              Notes      Preferred Stock  of Secured
                                           Historical(1)  Acquisitions(2)  Offerings(3)    Issuance(4)      Debt(5)
                                           -------------  ---------------  ------------    -----------      -------
REVENUES
Rental income                              $   149,308       $ 18,780        $       -       $      -      $       -
Interest and other income                        4,083          1,777                -              -              -
                                           -----------       --------        ---------       --------      ---------
    Total Revenues                             153,391         20,557                -              -              -
                                           -----------       --------        ---------       --------      ---------

OPERATING EXPENSES
Rental expenses                                 24,601          4,168                -              -              -
Real estate taxes                               11,934          1,572                -              -              -
Interest expense                                46,386              -           24,139              -        (29,761)
Depreciation and amortization                   31,602          2,872                -              -              -
General and administrative and other             8,533              -                -              -              -
                                           -----------       --------        ---------       --------      ---------
    Total operating expenses                   123,056          8,654           24,139              -        (29,761)
                                           -----------       --------        ---------       --------      ---------

Income from operations before                   30,335         11,903          (24,139)             -         29,761
  minority interests                       -----------       --------        ---------       --------      ---------

Minority interests                                 109              -                -              -              -
                                           -----------       --------       ----------       --------      ---------

Net income                                 $    30,444       $ 11,903        $ (24,139)      $      -      $  29,761
                                           ===========       ========        =========       ========      =========

Net income per operating partnership unit  $      0.90
                                           ===========

Weighted average operating partnership
  units outstanding                         33,769,742
                                           ===========
                                            Repayment of
                                           Unsecured Line     Other
                                            of Credit(6)   Adjustments(7)  As Adjusted
                                            ------------   --------------  -----------
REVENUES
Rental income                                  $      -      $      -     $   168,088
Interest and other income                             -             -           5,860
                                               --------      --------     -----------
    Total Revenues                                    -             -         173,948
                                               --------      --------     -----------

OPERATING EXPENSES
Rental expenses                                       -             -          28,769
Real estate taxes                                     -             -          13,506
Interest expense                                 (5,472)       (2,854)         32,438
Depreciation and amortization                         -             -          34,516
General and administrative and other                  -             -           8,533
                                               --------      --------     -----------
    Total operating expenses                     (5,472)       (2,854)        117,762
                                               --------      --------     -----------

Income from operations before                     5,472         2,854          56,186
  minority interests                           --------      --------     -----------

Minority interests                                    -             -             109
                                               --------      --------     -----------

Net income                                     $  5,472      $  2,854     $    56,295
                                               ========      ========     ===========

Net income per operating partnership unit                                 $      1.30
                                                                          ===========

Weighted average operating partnership
  units outstanding                                                        43,389,241
                                                                          ===========

                            SPIEKER PROPERTIES, L.P.

                      NOTES AND ADJUSTMENTS TO AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                        (unaudited, dollars in thousands)

(1) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995, excluding extraordinary items.

(2) Reflects the incremental effect of the acquisition of 17 properties during 1995 and three of the acquired properties and the two mortgages acquired by the Company prior to the Offerings, which represents the operations of the acquired properties and interest earned on the mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(3) Reflects the incremental effect of the $260,000 Notes Offering in December 1995 and the $100,000 Notes Offering in January 1996 which includes cash interest expense of approximately $23,625 at a weighted average interest rate of 6.943% and amortization of deferred financing fees of approximately $514. The estimated amortization is based upon capitalized fees of approximately $3,481 over the term of the notes.

(4) Reflects the incremental effect of Series B Preferred Stock dividends at a rate of 9.45%.

(5) Reflects the reduction of interest expense resulting from the repayment of approximately $347,272 of secured debt in December 1995. The reduction, based upon actual amounts incurred, is comprised of the following:

                                                                    Year Ended
                                                                 December 31, 1995
                                                                 -----------------
    Cash interest payments                                          $  (22,920)
    Amortization of debt discount and deferred financing costs          (6,841)
                                                                    ----------
                                                                    $  (29,761)
                                                                    ==========

(6) Reflects the repayment of the Company's unsecured line of credit using the net proceeds of approximately $98,900 from the Notes Offering in January 1996 and a portion of the net proceeds from the Offerings which results in a reduction of cash interest of approximately $4,296. Also, reflects the conversion of the Company's secured line of credit to an unsecured facility. The unsecured line of credit bears interest at LIBOR plus 1.5% (LIBOR plus 1.25% effective August 1, 1996), requires interest only payments and has a two year term. The conversion resulted in a net reduction of interest expense due to a net decrease in amortization of deferred financing fees of approximately $1,176.

    The Company's unsecured line of credit is subject to changes in LIBOR.

(7) Reflects the repayment of certain mortgage loans using a portion of the net proceeds from the Offerings resulting in a reduction of interest expense of approximately $2,854 based upon actual amounts incurred. Also reflects the minority interests' share of the pro forma adjustments to the net income of the Operating Partnership.

(8) The pro forma taxable income for the Company for the year ended December 31, 1995, was approximately $71,000 which has been calculated as pro forma net income from operations before minority interests for the year ended December 31, 1995, of approximately $57,000 plus GAAP depreciation and amortization of approximately $35,000 less tax basis depreciation and amortization and other tax differences of approximately $21,000.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     SPIEKER PROPERTIES, L.P.
                                                          (Registrant)



Date: December 4, 1996                        By: /s/ Elke Strunka
     ------------------                           ----------------------------
                                                  Elke Strunka
                                                  Vice President and
                                                  Principal Accounting Officer